EXHIBIT 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

REGIONS BANK

(Exact name of trustee as specified in its charter)

An Alabama Banking Corporation	63-0371391
(Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Regions Bank

Corporate Trust Department

1901 6th Avenue North, 28th Floor

Birmingham, Alabama 35203

(Address of principal executive offices)

Wallace Duke

Vice President

Regions Bank, Corporate Trust Services

150 Fourth Avenue North, Suite 900

Nashville, Tennessee 37219

(615) 770-4358

(Name, address and telephone number of agent for service)

Community Health Systems, Inc.

(Exact name of obligor as specified in its charter)

Delaware	13-3893191
(Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(615) 465-7000

(Address of principal executive offices)

Senior Debt Securities

(Title of the indenture securities)

Additional Obligors

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
CHS/Community Health Systems, Inc.	DE	4000 Meridian Blvd.	8062	76-0137985
		Franklin, TN 37067
Abilene Hospital, LLC	DE	4000 Meridian Blvd.	8062	46-0496920
		Franklin, TN 37067
Abilene Merger, LLC	DE	4000 Meridian Blvd.	8062	46-0496918
		Franklin, TN 37067
Affinity Health Systems, LLC	DE	4000 Meridian Blvd.	8062	20-3391769
		Franklin, TN 37067
Affinity Hospital, LLC	DE	4000 Meridian Blvd.	8062	20-3391873
		Franklin, TN 37067
Amory HMA, LLC	MS	4000 Meridian Blvd.	8062	20-3750001
		Franklin, TN 37067
Anniston HMA, LLC	AL	4000 Meridian Blvd.	8062	72-1346819
		Franklin, TN 37067
Berwick Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	23-2975836
		Franklin, TN 37067
Biloxi H.M.A., LLC	MS	4000 Meridian Blvd.	8062	59-2754033
		Franklin, TN 37067
Birmingham Holdings II, LLC	DE	4000 Meridian Blvd.	8062	26-2784086
		Franklin, TN 37067
Birmingham Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-3320362
		Franklin, TN 37067
Bluefield Holdings, LLC	DE	4000 Meridian Blvd.	8062	27-2372042
		Franklin, TN 37067
Bluefield Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	27-2372291
		Franklin, TN 37067
Bluffton Health System LLC	DE	4000 Meridian Blvd.	8062	62-1792272
		Franklin, TN 37067
Brandon HMA, LLC	MS	4000 Meridian Blvd.	8062	64-0885458
		Franklin, TN 37067
Brevard HMA Holdings, LLC	FL	4000 Meridian Blvd.	8062	27-3137706
		Franklin, TN 37067
Brevard HMA Hospitals, LLC	FL	4000 Meridian Blvd.	8062	27-3141947
		Franklin, TN 37067
Brownwood Hospital, L.P.	DE	4000 Meridian Blvd.	8062	62-1762521
		Franklin, TN 37067
Brownwood Medical Center, LLC	DE	4000 Meridian Blvd.	8062	62-1762523
		Franklin, TN 37067
Bullhead City Hospital Corporation	AZ	4000 Meridian Blvd.	8062	86-0982071
		Franklin, TN 37067
Bullhead City Hospital Investment Corporation	DE	4000 Meridian Blvd.	8062	20-1577204
		Franklin, TN 37067
Campbell County HMA, LLC	TN	4000 Meridian Blvd.	8062	45-2528273
		Franklin, TN 37067
Carlisle HMA, LLC	PA	4000 Meridian Blvd.	8062	25-1887146
		Franklin, TN 37067
Carlsbad Medical Center, LLC	DE	4000 Meridian Blvd.	8062	62-1762526
		Franklin, TN 37067
Carolinas Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-2227855
		Franklin, TN 37067
Carolinas JV Holdings General, LLC	DE	4000 Meridian Blvd.	8062	26-2227746
		Franklin, TN 37067
Carolinas JV Holdings, L.P.	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	26-2227809

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Central Florida HMA Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3964329
		Franklin, TN 37067
Central States HMA Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3964397
		Franklin, TN 37067
Chester HMA, LLC	SC	4000 Meridian Blvd.	8062	20-1231400
		Franklin, TN 37067
Chestnut Hill Health System, LLC	DE	4000 Meridian Blvd.	8062	20-2295575
		Franklin, TN 37067
CHHS Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-2189938
		Franklin, TN 37067
CHHS Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	20-2295645
		Franklin, TN 37067
CHS Pennsylvania Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-1639170
		Franklin, TN 37067
CHS Tennessee Holdings, LLC	DE	4000 Meridian Blvd.	8062	32-0465057
		Franklin, TN 37067
CHS Virginia Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-1639119
		Franklin, TN 37067
CHS Washington Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3272205
		Franklin, TN 37067
Citrus HMA, LLC	FL	4000 Meridian Blvd.	8062	20-0195256
		Franklin, TN 37067
Clarksdale HMA, LLC	MS	4000 Meridian Blvd.	8062	64-0869163
		Franklin, TN 37067
Clarksville Holdings II, LLC	DE	4000 Meridian Blvd.	8062	45-5498575
		Franklin, TN 37067
Clarksville Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-3320418
		Franklin, TN 37067
Cleveland Hospital Company, LLC	TN	4000 Meridian Blvd.	8062	62-1587878
		Franklin, TN 37067
Cleveland Tennessee Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	62-1281627
Clinton HMA, LLC	OK	4000 Meridian Blvd.	8062	37-1659366
		Franklin, TN 37067
Coatesville Hospital Corporation	PA	4000 Meridian Blvd.	8062	23-3069798
		Franklin, TN 37067
Cocke County HMA, LLC	TN	4000 Meridian Blvd.	8062	45-2528314
		Franklin, TN 37067
College Station Hospital, L.P.	DE	4000 Meridian Blvd.	8062	62-1762360
		Franklin, TN 37067
College Station Medical Center, LLC	DE	4000 Meridian Blvd.	8062	62-1762359
		Franklin, TN 37067
College Station Merger, LLC	DE	4000 Meridian Blvd.	8062	62-1771861
		Franklin, TN 37067
Community Health Investment Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	76-0152801
CP Hospital GP, LLC	DE	4000 Meridian Blvd.	8062	20-3904557
		Franklin, TN 37067
CPLP, LLC	DE	4000 Meridian Blvd.	8062	20-3904614
		Franklin, TN 37067
Crestwood Healthcare, L.P.	DE	4000 Meridian Blvd.	8062	62-1647983
		Franklin, TN 37067
Crestwood Hospital LP, LLC	DE	4000 Meridian Blvd.	8062	62-1762369
		Franklin, TN 37067
Crestwood Hospital, LLC	DE	4000 Meridian Blvd.	8062	62-1769644
		Franklin, TN 37067
CSMC, LLC	DE	4000 Meridian Blvd.	8062	62-1762362
		Franklin, TN 37067

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Deaconess Holdings, LLC	DE	4000 Meridian Blvd.	8062	47-0890490
		Franklin, TN 37067
Deaconess Hospital Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-2401268
		Franklin, TN 37067
Desert Hospital Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-8111921
		Franklin, TN 37067
Detar Hospital, LLC	DE	4000 Meridian Blvd.	8062	62-1754943
		Franklin, TN 37067
DHFW Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-2817294
		Franklin, TN 37067
Dukes Health System, LLC	DE	4000 Meridian Blvd.	8062	52-2379885
		Franklin, TN 37067
Dyersburg Hospital Company, LLC	TN	4000 Meridian Blvd.	8062	42-1557536
		Franklin, TN 37067
Emporia Hospital Corporation	VA	4000 Meridian Blvd.	8062	54-1924866
		Franklin, TN 37067
Florida HMA Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3964255
		Franklin, TN 37067
Foley Hospital Corporation	AL	4000 Meridian Blvd.	8062	62-1811413
		Franklin, TN 37067
Fort Smith HMA, LLC	AR	4000 Meridian Blvd.	8062	27-1013889
		Franklin, TN 37067
Frankfort Health Partner, Inc.	IN	4000 Meridian Blvd.	8062	35-2009540
		Franklin, TN 37067
Franklin Hospital Corporation	VA	4000 Meridian Blvd.	8062	52-2200240
		Franklin, TN 37067
Gadsden Regional Medical Center, LLC	DE	4000 Meridian Blvd.	8062	63-1102774
		Franklin, TN 37067
Gaffney H.M.A., LLC	SC	4000 Meridian Blvd.	8062	57-0859724
		Franklin, TN 37067
Granbury Hospital Corporation	TX	4000 Meridian Blvd.	8062	75-2682017
		Franklin, TN 37067
GRMC Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-8112090
		Franklin, TN 37067
Hallmark Healthcare Company, LLC	DE	4000 Meridian Blvd.	8062	63-0817574
		Franklin, TN 37067
Health Management Associates, LLC	DE	4000 Meridian Blvd.	8062	61-0963645
		Franklin, TN 37067
Health Management Associates, LP	DE	4000 Meridian Blvd.	8062	27-1601497
		Franklin, TN 37067
Health Management General Partner I, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	46-1721316
Health Management General Partner, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	46-1690736
HMA Fentress County General Hospital, LLC	TN	4000 Meridian Blvd. Franklin, TN 37067	8062	95-3974754
HMA Hospitals Holdings, LP	DE	4000 Meridian Blvd.	8062	26-3964154
		Franklin, TN 37067
HMA Santa Rosa Medical Center, LLC	FL	4000 Meridian Blvd.	8062	68-0045270
		Franklin, TN 37067
HMA Services GP, LLC	DE	4000 Meridian Blvd.	8062	46-1707507
		Franklin, TN 37067
HMA-TRI Holdings, LLC	DE	4000 Meridian Blvd.	8062	47-5203380
		Franklin, TN 37067
Hobbs Medco, LLC	DE	4000 Meridian Blvd.	8062	62-1769641
		Franklin, TN 37067
Hospital Management Associates, LLC	FL	4000 Meridian Blvd.	8062	35-1410796
		Franklin, TN 37067

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Hospital Management Services of Florida, LP	FL	4000 Meridian Blvd.	8062	20-5917647
		Franklin, TN 37067
Hospital of Morristown, LLC	TN	4000 Meridian Blvd.	8062	62-1528689
		Franklin, TN 37067
Jackson HMA, LLC	MS	4000 Meridian Blvd.	8062	64-0907122
		Franklin, TN 37067
Jackson Hospital Corporation	TN	4000 Meridian Blvd.	8062	42-1557525
		Franklin, TN 37067
Jefferson County HMA, LLC	TN	4000 Meridian Blvd.	8062	45-2528414
		Franklin, TN 37067
Jourdanton Hospital Corporation	TX	4000 Meridian Blvd.	8062	74-3011840
		Franklin, TN 37067
Kay County Hospital Corporation	OK	4000 Meridian Blvd.	8062	20-4052833
		Franklin, TN 37067
Kay County Oklahoma Hospital Company, LLC	OK	4000 Meridian Blvd. Franklin, TN 37067	8062	20-4052936
Kennett HMA, LLC	MO	4000 Meridian Blvd.	8062	20-0248087
		Franklin, TN 37067
Key West HMA, LLC	FL	4000 Meridian Blvd.	8062	65-0905661
		Franklin, TN 37067
Kirksville Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	36-4373298
		Franklin, TN 37067
Knoxville HMA Holdings, LLC	TN	4000 Meridian Blvd.	8062	45-2528116
		Franklin, TN 37067
Lakeway Hospital Company, LLC	TN	4000 Meridian Blvd.	8062	62-1564360
		Franklin, TN 37067
Lancaster Hospital Corporation	DE	4000 Meridian Blvd.	8062	57-1010381
		Franklin, TN 37067
Laredo Texas Hospital Company, L.P.	TX	4000 Meridian Blvd.	8062	20-0175530
		Franklin, TN 37067
Las Cruces Medical Center, LLC	DE	4000 Meridian Blvd.	8062	75-2905434
		Franklin, TN 37067
Lea Regional Hospital, LLC	DE	4000 Meridian Blvd.	8062	62-1760149
		Franklin, TN 37067
Lebanon HMA, LLC	TN	4000 Meridian Blvd.	8062	20-0248060
		Franklin, TN 37067
Longview Clinic Operations Company, LLC	DE	4000 Meridian Blvd.	8062	75-1470252
		Franklin, TN 37067
Longview Medical Center, L.P.	DE	4000 Meridian Blvd.	8062	62-1762420
		Franklin, TN 37067
Longview Merger, LLC	DE	4000 Meridian Blvd.	8062	62-1769639
		Franklin, TN 37067
LRH, LLC	DE	4000 Meridian Blvd.	8062	62-1762421
		Franklin, TN 37067
Lutheran Health Network of Indiana, LLC	DE	4000 Meridian Blvd.	8062	62-1762363
		Franklin, TN 37067
Madison HMA, LLC	MS	4000 Meridian Blvd.	8062	03-0400182
		Franklin, TN 37067
Marshall County HMA, LLC	OK	4000 Meridian Blvd.	8062	38-3862800
		Franklin, TN 37067
Martin Hospital Company, LLC	TN	4000 Meridian Blvd.	8062	42-1557527
		Franklin, TN 37067
Mary Black Health System LLC	DE	4000 Meridian Blvd.	8062	57-1047528
		Franklin, TN 37067
Mayes County HMA, LLC	OK	4000 Meridian Blvd.	8062	61-1670947
		Franklin, TN 37067
MCSA, L.L.C.	AR	4000 Meridian Blvd.	8062	71-0785071
		Franklin, TN 37067

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Medical Center of Brownwood, LLC	DE	4000 Meridian Blvd.	8062	62-1762425
		Franklin, TN 37067
Melbourne HMA, LLC	FL	4000 Meridian Blvd.	8062	27-3142044
		Franklin, TN 37067
Merger Legacy Holdings, LLC	DE	4000 Meridian Blvd.	8062	27-1344746
		Franklin, TN 37067
Metro Knoxville HMA, LLC	TN	4000 Meridian Blvd.	8062	45-2535623
		Franklin, TN 37067
Mississippi HMA Holdings I, LLC	DE	4000 Meridian Blvd.	8062	26-3964464
		Franklin, TN 37067
Mississippi HMA Holdings II, LLC	DE	4000 Meridian Blvd.	8062	26-3964541
		Franklin, TN 37067
Moberly Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	43-1651906
		Franklin, TN 37067
Naples HMA, LLC	FL	4000 Meridian Blvd.	8062	20-4401957
		Franklin, TN 37067
Natchez Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	37-1756496
		Franklin, TN 37067
National Healthcare of Leesville, Inc.	DE	4000 Meridian Blvd.	8062	95-4066162
		Franklin, TN 37067
Navarro Hospital, L.P.	DE	4000 Meridian Blvd.	8062	62-1762428
		Franklin, TN 37067
Navarro Regional, LLC	DE	4000 Meridian Blvd.	8062	62-1762429
		Franklin, TN 37067
NC-DSH, LLC	NV	4000 Meridian Blvd.	8062	88-0305790
		Franklin, TN 37067
Northampton Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	52-2325498
		Franklin, TN 37067
Northwest Arkansas Hospitals, LLC	DE	4000 Meridian Blvd.	8062	20-5896848
		Franklin, TN 37067
Northwest Hospital, LLC	DE	4000 Meridian Blvd.	8062	62-1762430
		Franklin, TN 37067
NOV Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-8112009
		Franklin, TN 37067
NRH, LLC	DE	4000 Meridian Blvd.	8062	62-1762431
		Franklin, TN 37067
Oak Hill Hospital Corporation	WV	4000 Meridian Blvd.	8062	27-0003893
		Franklin, TN 37067
Oro Valley Hospital, LLC	DE	4000 Meridian Blvd.	8062	52-2379881
		Franklin, TN 37067
Palmer-Wasilla Health System, LLC	DE	4000 Meridian Blvd.	8062	62-1762371
		Franklin, TN 37067
Pasco Regional Medical Center, LLC	FL	4000 Meridian Blvd.	8062	20-2832978
		Franklin, TN 37067
Pennsylvania Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	06-1694707
		Franklin, TN 37067
Phoenixville Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	20-1055060
		Franklin, TN 37067
Poplar Bluff Regional Medical Center, LLC	MO	4000 Meridian Blvd.	8062	43-1238701
		Franklin, TN 37067
Port Charlotte HMA, LLC	FL	4000 Meridian Blvd.	8062	20-1852902
		Franklin, TN 37067
Pottstown Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	06-1694708
		Franklin, TN 37067
Punta Gorda HMA, LLC (	FL	4000 Meridian Blvd.	8062	65-0526360
		Franklin, TN 37067
QHG Georgia Holdings II, LLC	DE	4000 Meridian Blvd.	8062	27-1344786
		Franklin, TN 37067

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
QHG Georgia Holdings, Inc.	GA	4000 Meridian Blvd.	8062	58-2386459
		Franklin, TN 37067
QHG Georgia, LP	GA	4000 Meridian Blvd.	8062	58-2387537
		Franklin, TN 37067
QHG of Bluffton Company, LLC	DE	4000 Meridian Blvd.	8062	62-1792274
		Franklin, TN 37067
QHG of Clinton County, Inc.	IN	4000 Meridian Blvd.	8062	35-2006952
		Franklin, TN 37067
QHG of Enterprise, Inc.	AL	4000 Meridian Blvd.	8062	63-1159023
		Franklin, TN 37067
QHG of Forrest County, Inc.	MS	4000 Meridian Blvd.	8062	62-1704095
		Franklin, TN 37067
QHG of Fort Wayne Company, LLC	DE	4000 Meridian Blvd.	8062	35-1946949
		Franklin, TN 37067
QHG of Hattiesburg, Inc.	MS	4000 Meridian Blvd.	8062	62-1704097
		Franklin, TN 37067
QHG of South Carolina, Inc.	SC	4000 Meridian Blvd.	8062	62-1587267
		Franklin, TN 37067
QHG of Spartanburg, Inc.	SC	4000 Meridian Blvd.	8062	57-1040117
		Franklin, TN 37067
QHG of Springdale, Inc.	AR	4000 Meridian Blvd.	8062	62-1755664
		Franklin, TN 37067
Regional Hospital of Longview, LLC	DE	4000 Meridian Blvd.	8062	62-1762464
		Franklin, TN 37067
River Oaks Hospital, LLC	MS	4000 Meridian Blvd.	8062	64-0626874
		Franklin, TN 37067
River Region Medical Corporation	MS	4000 Meridian Blvd.	8062	62-1576702
		Franklin, TN 37067
Rockledge HMA, LLC	FL	4000 Meridian Blvd.	8062	27-3142075
		Franklin, TN 37067
ROH, LLC	MS	4000 Meridian Blvd.	8062	64-0780035
		Franklin, TN 37067
Roswell Hospital Corporation	NM	4000 Meridian Blvd.	8062	74-2870118
		Franklin, TN 37067
Ruston Hospital Corporation	DE	4000 Meridian Blvd.	8062	20-8066937
		Franklin, TN 37067
Ruston Louisiana Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	20-8066999
SACMC, LLC	DE	4000 Meridian Blvd.	8062	62-1762472
		Franklin, TN 37067
Salem Hospital Corporation	NJ	4000 Meridian Blvd.	8062	22-3838322
		Franklin, TN 37067
San Angelo Community Medical Center, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	62-1762473
San Angelo Medical, LLC	DE	4000 Meridian Blvd.	8062	62-1769697
		Franklin, TN 37067
Scranton Holdings, LLC	DE	4000 Meridian Blvd.	8062	27-4577223
		Franklin, TN 37067
Scranton Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	27-4564798
		Franklin, TN 37067
Scranton Quincy Holdings, LLC	DE	4000 Meridian Blvd.	8062	45-2671991
		Franklin, TN 37067
Scranton Quincy Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	45-2672023
Sebastian Hospital, LLC	FL	4000 Meridian Blvd.	8062	65-0425888
		Franklin, TN 37067
Sebring Hospital Management Associates, LLC	FL	4000 Meridian Blvd. Franklin, TN 37067	8062	59-2546390

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Seminole HMA, LLC	OK	4000 Meridian Blvd.	8062	45-4164241
		Franklin, TN 37067
Sharon Pennsylvania Holdings, LLC	DE	4000 Meridian Blvd.	8062	46-4257540
		Franklin, TN 37067
Sharon Pennsylvania Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	38-3920098
Shelbyville Hospital Company, LLC	TN	4000 Meridian Blvd.	8062	20-2909388
		Franklin, TN 37067
Siloam Springs Arkansas Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	26-3635210
Siloam Springs Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3635188
		Franklin, TN 37067
Southeast HMA Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3964613
		Franklin, TN 37067
Southern Texas Medical Center, LLC	DE	4000 Meridian Blvd.	8062	62-1769737
		Franklin, TN 37067
Southwest Florida HMA Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3964696
		Franklin, TN 37067
Spokane Valley Washington Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	26-1315140
Spokane Washington Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	26-1315081
Statesville HMA, LLC	NC	4000 Meridian Blvd.	8062	56-2206788
		Franklin, TN 37067
Tennessee HMA Holdings, LP	DE	4000 Meridian Blvd.	8062	46-1750499
		Franklin, TN 37067
Tennyson Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-3943816
		Franklin, TN 37067
Tomball Texas Holdings, LLC	DE	4000 Meridian Blvd.	8062	45-2784214
		Franklin, TN 37067
Tomball Texas Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	45-2856063
		Franklin, TN 37067
Triad Healthcare, LLC	DE	4000 Meridian Blvd.	8062	75-2816101
		Franklin, TN 37067
Triad Holdings III, LLC	DE	4000 Meridian Blvd.	8062	75-2821745
		Franklin, TN 37067
Triad Holdings IV, LLC	DE	4000 Meridian Blvd.	8062	62-1766957
		Franklin, TN 37067
Triad Holdings V, LLC	DE	4000 Meridian Blvd.	8062	51-0327978
		Franklin, TN 37067
Triad Nevada Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-1639289
		Franklin, TN 37067
Triad of Alabama, LLC	DE	4000 Meridian Blvd.	8062	62-1762412
		Franklin, TN 37067
Triad-ARMC, LLC	DE	4000 Meridian Blvd.	8062	46-0496926
		Franklin, TN 37067
Triad-El Dorado, Inc.	AR	4000 Meridian Blvd.	8062	62-1628508
		Franklin, TN 37067
Triad-Navarro Regional Hospital Subsidiary, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	62-1681610
Tullahoma HMA, LLC	TN	4000 Meridian Blvd.	8062	20-0248018
		Franklin, TN 37067
Tunkhannock Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	27-4566015
		Franklin, TN 37067
Van Buren H.M.A., LLC	AR	4000 Meridian Blvd.	8062	58-1725652
		Franklin, TN 37067
Venice HMA, LLC	FL	4000 Meridian Blvd.	8062	20-1852812
		Franklin, TN 37067

Exact Name of Additional Obligors	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
VHC Medical, LLC	DE	4000 Meridian Blvd.	8062	62-1769671
		Franklin, TN 37067
Vicksburg Healthcare, LLC	DE	4000 Meridian Blvd.	8062	62-1752111
		Franklin, TN 37067
Victoria Hospital, LLC	DE	4000 Meridian Blvd.	8062	62-1760818
		Franklin, TN 37067
Victoria of Texas, L.P.	DE	4000 Meridian Blvd.	8062	62-1754940
		Franklin, TN 37067
Virginia Hospital Company, LLC	VA	4000 Meridian Blvd.	8062	02-0691406
		Franklin, TN 37067
Warren Ohio Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	27-3190619
		Franklin, TN 37067
Warren Ohio Rehab Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	27-3190578
Weatherford Hospital Corporation	TX	4000 Meridian Blvd.	8062	20-5694260
		Franklin, TN 37067
Weatherford Texas Hospital Company, LLC	TX	4000 Meridian Blvd. Franklin, TN 37067	8062	20-5694301
Webb Hospital Corporation	DE	4000 Meridian Blvd.	8062	20-0167530
		Franklin, TN 37067
Webb Hospital Holdings, LLC	DE	4000 Meridian Blvd.	8062	20-0167590
		Franklin, TN 37067
Wesley Health System LLC	DE	4000 Meridian Blvd.	8062	52-2050792
		Franklin, TN 37067
West Grove Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	25-1892279
		Franklin, TN 37067
WHMC, LLC	DE	4000 Meridian Blvd.	8062	62-1762551
		Franklin, TN 37067
Wilkes-Barre Behavioral Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	26-3632720
Wilkes-Barre Holdings, LLC	DE	4000 Meridian Blvd.	8062	26-3632542
		Franklin, TN 37067
Wilkes-Barre Hospital Company, LLC	DE	4000 Meridian Blvd.	8062	26-3632648
		Franklin, TN 37067
Women & Children’s Hospital, LLC	DE	4000 Meridian Blvd.	8062	62-1762556
		Franklin, TN 37067
Woodland Heights Medical Center, LLC	DE	4000 Meridian Blvd.	8062	62-1762558
		Franklin, TN 37067
Woodward Health System, LLC	DE	4000 Meridian Blvd.	8062	62-1762418
		Franklin, TN 37067
Yakima HMA, LLC	WA	4000 Meridian Blvd.	8062	45-0506909
		Franklin, TN 37067
York Pennsylvania Holdings, LLC	DE	4000 Meridian Blvd.	8062	32-0360922
		Franklin, TN 37067
York Pennsylvania Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	45-4082660
Youngstown Ohio Hospital Company, LLC	DE	4000 Meridian Blvd. Franklin, TN 37067	8062	27-3074094

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Federal Reserve Bank of Atlanta, 1000 Peachtree Street NE, Atlanta, Georgia 30309-4470 Alabama State Banking Department, P.O. Box 4600, Montgomery, Alabama 36103-4600

(b)	Whether it is authorized to exercise corporate trust powers.

The Trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

No responses are included for Items 3-15 of this Form T-1 because to the best of the Trustee’s knowledge, the obligor is not in default as provided under Item 13.

Item 16.	List of Exhibits.

Exhibit 1.	Articles of Incorporation of the Trustee, attached as Exhibit 1.

Exhibit 2.	Not applicable.

Exhibit 3.	Authorization of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

Exhibit 4.	Bylaws of the Trustee, attached as Exhibit 4

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the Trustee required by Section 321(b) of the Act, attached as Exhibit 6.

Exhibit 7.	A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Regions Bank, an Alabama banking corporation, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville and State of Tennessee on the 3rd day of March, 2017.

REGIONS BANK

By:	/s/ Wallace Duke
	Name:	Wallace Duke
	Title:	Vice President

Exhibit 1 to Form T-1

ARTICLES OF INCORPORATION OF THE TRUSTEE

Jim Bennett Secretary of State	P.O. Box 5616 Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Jim Bennett, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Related Articles filed on behalf of Regions Bank, as received and filed in the Office of the Secretary of State on 11/03/2014.

In Testimony Whereof, I have hereunto set my hand and affixed the Great Seal of the State, at the Capitol, in the city of Montgomery, on this day.
11/17/2014
Date

20141117000007330	Jim Bennett	Secretary of State

RESTATED ARTICLES OF INCORPORATION OF REGIONS BANK

1.	The name of this corporation shall be Regions Bank.

2.	The principal place of business shall be 1900 Fifth Avenue North, Birmingham, Alabama, The general business of Regions Bank (the “Bank”) shall be conducted at its main office and its branches and other facilities.

3.	The Bank shall have the following objects, purposes and powers:

a.	To sue and be sued, complain and defend, in its corporate name.

b.	To have a corporate seal which may be altered at pleasure, and to use the same by causing it, or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

c.	To purchase, take, receive, lease, or otherwise acquire, own, hold, improve, use and otherwise deal in and with, real or personal property, or any interest therein, wherever situated.

d.	To sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of all or any part of its property and assets, subject to the limitations hereinafter prescribed.

e.	To lend money and use its credit to assist its employees.

f.	To purchase, take, receive, subscribe for, or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district, or municipality or of any instrumentality thereof as may be permitted by law or appropriate regulations.

g.	To make contracts, guarantees, and indemnity agreements and incur liabilities, borrow money at such rates of interest as the corporation may determine, issue its notes, bonds, and other obligations, and secure any of its obligations by mortgage, pledge of, or creation of security interests in, all or any of its property, franchises, or income, or any interest therein, not inconsistent with the provisions of the Constitution of Alabama as the same may be amended from time to time.

h.	To lend money for its corporate purposes, invest and reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested.

i.	To conduct its business, carry on its operations and have offices and exercise the powers granted by this Article, within or without the State of Alabama.

j.	To elect or appoint and remove officers and agents of the Bank, and define their duties and fix their compensation.

k.	To make and alter by its board of directors bylaws not inconsistent with its articles of incorporation or with the laws of this state for the administration and regulation of the affairs of the Bank.

1.	To make donations for the public welfare or for charitable, scientific, or educational purposes.

m.	To transact any lawful business which the board of directors shall find will be in aid of governmental policy.

n.	To pay pensions and establish pension plans, pension trusts, profit sharing plans, stock bonus plans, stock option plans and other incentive plans for any or all of its directors, officers and employees.

o.	To be a promoter, incorporator, partner, member, trustee, associate, or manager of any domestic or foreign corporation, partnership, joint venture, trust, or other enterprise.

p.	To consolidate or merge, before or after the completion of its works or plants, in the manner herein provided, with any other foreign or domestic corporation or corporations engaged in the business of banking or trust companies doing a banking business subject to the limitations hereinafter prescribed.

q.	To have and exercise all powers permitted by the laws of Alabama necessary or convenient to effect its purposes.

r.	To discount bills, notes or other evidences of debt.

s.	To receive and pay out deposits, with or without interest, pay checks, and impose charges for any services.

t.	To receive on special deposit money, bullion or foreign coins or bonds or other securities.

u.	To buy and sell foreign and domestic exchanges, gold and silver bullion or foreign coins, bonds, bills of exchange, notes and other negotiable paper.

v.	To lend money on personal security or upon pledges of bonds, stocks or other negotiable securities.

w.	To take and receive security by mortgage, security or otherwise on property, real and personal.

x.	To become trustee for any purpose and be appointed and act as executor, administrator, guardian, receiver, or fiduciary.

y.	To lease real and personal property upon specific request of a customer, provided it complies with any applicable Alabama laws regulating leasing real property or improvements thereon to others.

z.	To perform computer, management and travel agency services for others.

aa.	To subscribe to the capital stock and become a member of the federal reserve system and comply with rules and regulations thereof.

bb.	To do business and exercise directly or through operating subsidiaries any powers incident to the business of banks.

4.	The duration of the corporation shall be perpetual.

5.	The Board of Directors is expressly authorized from time to time to fix the number of Directors which shall constitute the entire Board, subject to the following:

a.	The number of Directors constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of Directors shall not be reduced so as to shorten the term of any Director at the time in office, and provided further, shall not be less than three nor more than twenty-five (25). Each Director shall be the record owner of the requisite number of shares of common stock of the Bank’s parent bank holding company fixed by the appropriate regulatory authorities.

b.	Notwithstanding any other provisions of the Articles of Incorporation or the bylaws of the Bank (and notwithstanding the fact that some lesser percentage may be specified by law, these Restated Articles of Incorporation or the bylaws of the Bank), any Director or the entire Board of Directors of the Bank may be removed at any time, with or without cause by the affirmative vote of the holders of ninety percent (90%) or more of the outstanding shares of capital stock of the Bank entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

6.	The aggregate number of shares of capital stock which the Bank shall have authority to issue is thirty thousand five hundred forty six (30,546) shares, which shall be common stock, par value five dollars ($5.00) per share (the “Common Stock”). The Bank shall not issue fractional shares of stock, but shall pay in cash the fair value of fractions of a share as of the time when those otherwise entitled to receive such fractions are determined.

a.	Shareholders shall not have pre-emptive rights to purchase shares of any class of capital stock of the Bank. The Bank, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

b.	Authority is hereby expressly granted to the Board of Directors from time to time to issue any authorized but unissued shares of Common Stock for such consideration and on such terms as it may determine. Every share of Common Stock of the Bank shall have one vote at any meeting of the shareholders and may be voted by the shareholders of record either in person or by proxy.

c.	In the event of any liquidation, dissolution, or winding up of the Bank or upon the distribution of the assets of the Bank, the assets of the Bank remaining after satisfaction of all obligations and liabilities shall be divided and distributed among the holders of the Common Stock ratably. Neither the merger or consolidation of the Bank with another corporation nor the sale or lease of all or substantially all of the assets of the Bank shall be deemed to be a liquidation, dissolution, or winding up of the Bank or a distribution of its assets.

d.	The holders of Common Stock shall have the exclusive power to vote and shall have one vote in respect of each share of such stock held by them.

7.	The Chief Executive Officer, Secretary, Board of Directors, or holder(s) of at least 90% of the issued and outstanding voting stock of the Bank may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of Alabama, notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the stock transfer book of this Bank.

8.	The Bank reserves the right to amend, alter, change or repeal any provision contained in these Restated Articles of Incorporation, in the manner now or hereafter provided by law, at any regular or special meeting of the shareholders, and all rights conferred upon officers, directors and shareholders of the Bank hereby are granted subject to this reservation.

9.	The Bank shall indemnify its officers, directors, employees, and agents in accordance with the indemnification provisions set forth in the By-Laws, as may be amended from time to time, and in all cases in accordance with applicable laws and regulations.

4.) This amendment to and restatement of the Articles of Incorporation was duly adopted by vote of the directors of the Bank pursuant to Section 10A-2-10.03 of the Alabama Business Corporation Law and was approved by the sole shareholder in accordance with Section 10A-2-10.03, by unanimous consent of the holder of 21,546 shares of common stock, constituting all of the shares of capital stock of the Bank outstanding, indisputably represented, and entitled to vote on the amendment. The date of adoption of the Restated Articles of Incorporation was October 16, 2014.

IN WITNESS WHEREOF, said Regions Bank has caused this certificate to be signed by Fournier J. Gale, III, its Senior Executive Vice President, General Counsel and Corporate Secretary, this 16th day of October, 2014.

REGIONS BANK

By:

Fournier J. Gale, III
Senior Executive Vice President, General Counsel and Corporate Secretary

STATE OF ALABAMA

MONTGOMERY COUNTY

I, John D. Harrison, as Superintendent of Banks for the State of Alabama, do hereby certify that I have fully and duly examined the foregoing Articles of Amendment whereby the shareholders of Regions Bank, a banking corporation located at Birmingham, Alabama, proposes to Amend and Restate the Articles of Incorporation and also the Amendment to Article 9 of Regions Bank.

See attached Articles of Amendment to the Articles of Incorporation of Regions Bank.

Also see attached Amendment to Article 9 of Regions Bank.

I do hereby certify that said Amendment of the Articles of Incorporation appears to be in substantial conformity with the requirements of law and they are hereby approved. Upon the filing of the same, together with this Certificate of Approval, with the proper agency as required by law, the Restated Articles of Incorporation of said bank shall be effective.

Given under my hand and seal of office this the 27th day of October, 2014.

John D. Harrison
Superintendent of Banks

Jefferson County

I, the Undersigned, as Judge of Probate in and for said County, in said State, hereby certify that the foregoing is a full, true and correct copy of the instrument with the filing of same as appears of record in this office in vol 201417 page 22836

Given under my hand and official seal, this the 28 day of October, 2014.

Judge of Probate

This instrument prepared by: Legal Department Regions Bank 1900 Fifth Avenue North, 22nd Floor Birmingham, Alabama 35203

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

REGIONS BANK

REGIONS BANK, a corporation organized and existing under the laws of the State of Alabama, hereby certifies as follows:

1.) The name of the corporation is Regions Bank.

2.) This restatement of the Articles of Incorporation restates and integrates the amendments to the Articles of Incorporation as previously filed and further amends the Articles of Incorporation by amending Article 9 of the Articles of Incorporation as previously filed.

3.) The text of the Restated Articles of Incorporation reads as herein set forth in full:

Exhibit 3 to Form T-1

CERTIFICATE OF TRUST POWERS

STATE OF ALABAMA STATE BANKING DEPARTMENT

Bob Riley		John D. Harrison
Governor		Superintendent of Banks

TO WHOM IT MAY CONCERN:

I hereby certify, as Superintendent of Banks of the State of Alabama, that Regions Bank, Birmingham, Alabama is a bank chartered by the State of Alabama and is duly authorized to exercise full trust powers. Regions Bank was authorized to exercise full service trust powers by the Alabama State Banking Department on September 1, 1958. At the time, Regions Bank was named Exchange-Security Bank. They have held full service trust powers ever since.

Witness my hand this the 25th day of March, 2008.

John D. Harrison
Superintendent of Banks

CENTER FOR COMMERCE ● 401 ADAMS AVENUE ● P.O. BOX 4600 ● MONTGOMERY, AL 36103-4600

TELEPHONE (334) 242-3452 ● FAX (334) 242-3500 OR BUREAU OF LOANS (334) 353-5961

Exhibit 4 to Form T-1

BY-LAWS OF THE TRUSTEE

BY-LAWS OF

REGIONS BANK

(As amended July 16, 2015)

ARTICLE I. OFFICES

Section 1. Registered Office.

The registered office of Regions Bank (the “Bank”) shall be maintained at the office of the CSC Lawyers Incorporating Service, Inc., in the City of Montgomery, in the County of Montgomery, in the State of Alabama, or such other location as may be designated by the Board of Directors. CSC Lawyers Incorporating Service, Inc. shall be the registered agent of the Bank unless and until a successor registered agent is appointed by the Board of Directors.

Section 2. Other Offices.

The Bank may have other offices at such places as the Board of Directors may from time to time appoint or the business of the Bank may require.

Section 3. Principal Place of Business.

The principal place of business of the Bank shall be in Birmingham, Alabama.

ARTICLE II. MEETINGS OF STOCKHOLDERS

Section 1. Annual Meeting.

Annual meetings of stockholders for the election of members of the Board of Directors (“Directors”) and for such other business as may be stated in the notice of the meeting, shall be held at such place, time and date as the Board of Directors, by resolution, shall determine.

Section 2. Special Meetings.

Special meetings of the stockholders for any purpose, other than the election of Directors, may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Secretary or by resolution of the Directors. Special meetings of stockholders may be held at such time and place as shall be stated in the notice of the meeting.

Section 3. Voting.

The vote of a majority of the votes cast by the shares entitled to vote on any matter at a meeting of stockholders at which a quorum is present shall be the act of the stockholders on that matter, except as otherwise required by law or by the Articles of Incorporation of the Bank.

Section 4. Quorum.

At each meeting of stockholders, except where otherwise provided by applicable law, the Articles of Incorporation or these By-Laws, the holders of a majority of the outstanding shares of the Bank entitled to vote on a matter at the meeting, represented in person or by proxy, shall constitute a quorum. If less than a majority of the outstanding shares are represented, a majority of the shares so represented may adjourn the meeting from time to time without further notice, but until a quorum is secured no other business may be transacted. The stockholders present at a duly organized meeting may continue to transact business until an adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

ARTICLE III. DIRECTORS

Section 1. Number and Term.

The number of Directors which shall constitute the whole Board of Directors shall be fixed, from time to time, by resolutions adopted by the Board of Directors, but shall not be less than three persons. The number of Directors shall not be reduced so as to shorten the term of any Director in office at the time.

Directors elected at each annual or special meeting shall hold office until the next annual meeting and until his or her successor shall have been elected and qualified, or until his or her earlier retirement, death, resignation or removal. Directors need not be residents of Alabama.

Section 2. Chairman of the Board and Lead Independent Director.

The Board of Directors shall by majority vote designate from time to time from among its members a Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors. He or she shall have and perform such duties as prescribed by the By-Laws and by the Board of Directors. The position of Chairman of the Board of Directors is a Board position, provided however, the position of Chairman of the Board of Directors may be held by a person who is also an officer of the Bank.

In the absence of the Chairman of the Board of Directors or in the case he or she is unable to preside, the Lead Independent Director, if at the time a Director of the Bank has been designated by the Board of Directors as such, shall have and exercise all powers and duties of the Chairman of the Board of Directors and shall preside at all meetings of the Board of Directors. If at any Board of Directors meeting none of such persons is present or able to act, the Board of Directors shall select one of its members as acting chair of the meeting or any portion thereof.

Section 3. Resignations.

Any Director may resign at any time. All resignations shall be made in writing, and shall take effect at the time of receipt by the Chairman of the Board of Directors, Chief Executive Officer, the President or the Secretary or at such other time as may be specified therein. The acceptance of a resignation shall not be necessary to make it effective.

Section 4. Vacancies.

If the office of any Director becomes vacant, including by reason of resignation or removal, or the size of the Board of Directors is increased, the remaining Directors in office, even if less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy or new position, and such person shall hold office for the unexpired term and until his successor shall be duly chosen.

Section 5. Removal.

Any Director may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Bank entitled to vote generally in the election of Directors considered as one class for this purpose, at any meeting of the stockholders called for that purpose.

Section 6. Powers.

The business and affairs of the Bank shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by applicable law, the Articles of Incorporation of the Bank or pursuant to these By-Laws.

Section 7. Meetings.

Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by the Board of Directors.

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Lead Independent Director, the Chief Executive Officer, the President or the Secretary on the written request of a majority of the Board of Directors on at least two days’ notice to each Director and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the notice of such meeting.

Unless otherwise restricted by the Articles of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone, video, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. Notice of any special meeting of the Board of Directors need not be given personally, and may be given by United States mail, postage prepaid or by any form of electronic communication, and shall be deemed to have been given on the date such notice is transmitted by the Bank (which, if notice is mailed, shall be the date when such notice is deposited in the United States mail, postage prepaid, directed to the applicable Director at such Director’s address as it appears on the records of the Bank).

Section 8. Quorum; Vote Required for Action.

A majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned. The vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Articles of Incorporation or these By-Laws shall require a vote of a greater number.

Section 9. Compensation.

Unless otherwise restricted by the Articles of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of Directors. Nothing herein contained shall be construed to preclude any Director from serving the Bank in any other capacity as an officer, agent or otherwise, and receiving compensation therefore.

Section 10. Action Without Meeting.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

Section 11. Committees.

A majority of the Board of Directors shall have the authority to designate one or more committees, each committee to consist of one or more of the Directors of the Bank. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any committee of the Board of Directors, to the extent provided in the resolutions of the Board of Directors or in these By-Laws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Bank and may authorize the seal of the Bank to be affixed to all papers which may require it, in each case to the fullest extent permitted by applicable law. In the absence or disqualification of any member of a committee from voting at any meeting of such committee, the remaining member or members thereof present at such meeting and not disqualified from voting, whether or not the remaining member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting in the place of any such absent or disqualified member.

Section 12. Eligibility.

No person shall be eligible to serve as Director of the Bank unless such person shall be the owner of shares of stock of the parent holding company of the number and held in the manner sufficient to meet the requirements of any applicable law or regulation in effect requiring the ownership of Directors’ qualifying shares.

Section 13. Directors Protected.

Each Director shall in the performance of his or her duties be fully protected in relying in good faith upon reports made to the Directors by the officers of the Bank or by state or federal bank examiners or by any independent accountant or by any appraiser selected with reasonable care, or by counsel, or by a committee of the Board of Directors, or in relying in good faith upon other records or books of account of the Bank.

ARTICLE IV. OFFICERS

Section 1. Officers, Elections, Terms.

The officers of the Bank shall be a Chief Executive Officer; a President; one or more Regional or Local Presidents if the Board so determines; one or more vice presidents or directors, who may be designated Senior Executive Vice Presidents, Executive Vice Presidents, Executive Managing Directors, Senior Vice Presidents, Managing Directors, Vice Presidents, Directors, and Assistant Vice Presidents; a Secretary; one or more Assistant Secretaries; a Chief Financial Officer; a Controller; an Auditor; and such other officers as may be deemed appropriate. All of such officers shall be appointed annually by the Board of Directors to serve for a term of one year and until their respective successors are appointed and qualified or until such officer’s earlier death, resignation, retirement, or removal, except that the Board of Directors may delegate the authority to appoint officers holding the position of Senior Executive Vice President and below in accordance with procedures established or modified by the Board from time to time. Those Officers who serve in the Trust Department shall be so designated by the word “Trust” in their title. None of the officers of the Bank need be Directors. More than one office may be held by the same person.

Section 2. Chief Executive Officer.

The Board of Directors shall appoint a Chief Executive Officer of the Bank. The Chief Executive Officer is the most senior executive officer of the Bank, and shall be vested with authority to act for the Bank in all matters and shall have general supervision of the Bank and of its business affairs, including authority over the detailed operations of the Bank and over its personnel, with full power and authority during intervals between sessions of the Board of Directors to do and perform in the name of the Bank all acts and deeds necessary or proper, in his or her opinion, to be done and performed and to execute for and in the name of the Bank all instruments, agreements, and deeds which may be authorized to be executed in behalf of the Bank or which may be required by law. The Chief Executive Officer may, but need not, also hold the office of President.

Section 3. President.

The President shall, subject to the control of the Board of Directors and of any committee of the Board of Directors having authority in the premises, have, and may exercise the authority to act for the Bank in all ordinary matters and perform other such duties as directed by the By-Laws, the Board of Directors, or the Chief Executive Officer. Among the officers of the Bank, the President is subordinate to only the Chief Executive Officer and is senior to the other officers of the Bank. The authority of the President shall include authority over the detailed operations of the Bank and over its personnel with full power and authority during intervals between sessions of the Board of Directors to do and perform in the name of the Bank all acts and deeds necessary or proper, in his or her opinion, to be done and performed and to execute for and in the name of the Bank all instruments, agreements, and deeds which may be authorized to be executed in behalf of the Bank or which may be required by law.

Section 4. Vice Presidents.

The vice presidents or directors, who may be designated as Senior Executive Vice Presidents, Executive Vice Presidents, Executive Managing Directors, Senior Vice Presidents, Managing Directors, Vice Presidents, Directors, and Assistant Vice Presidents, shall, subject to the control of the Board of Directors, the Chief Executive Officer or the President, have and may exercise the authority vested in them in all proper matters, including authority over the detailed operations of the Bank and over its personnel.

Section 5. Chief Financial Officer.

The Chief Financial Officer or his or her designee shall have and perform such duties as are incident to the office of Chief Financial Officer and such other duties as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer, or the President.

Section 6. Secretary and Assistant Secretary.

The Secretary shall keep minutes of all meetings of the stockholders and the Board of Directors unless otherwise directed by either of those bodies. The Secretary, or in his absence, any Assistant Secretary, shall attend to the giving and serving of all notices of the Bank. The Secretary shall perform all the duties incident to the office of Secretary, subject to the control of the Board of Directors, and shall do and perform such other duties as may from time to time be assigned by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, or the President.

Section 7. Controller.

The Controller shall, under the direction of the Chief Executive Officer, the President, the Chief Financial Officer, or a more senior officer, have general supervision and authority over all reports required of the Bank by law or by any public body or officer or regulatory authority pertaining to the condition of the Bank and its assets and liabilities. The Controller shall have general supervision of the books and accounts of the Bank and its methods and systems of recording and keeping accounts of its business transactions and of its assets and liabilities. The Controller shall be responsible for preparing statements showing the financial condition of the Bank and shall furnish such reports and financial records as may be required of him or her by the Board of Directors or by the Chief Executive Officer, the President, the Chief Financial Officer, or other more senior officer.

Section 8. Auditor.

The Auditor’s office may be filled by an employee of the Bank or his or her duties may be performed by an employee or committee of the parent company of the Bank. The Auditor shall have general supervision of the auditing of the books and accounts of the Bank, and shall continuously and from time to time check and verify the Bank’s transactions, its assets and liabilities, and the accounts and doings of the officers, agents and employees of the Bank with respect thereto. The Auditor whether an employee of the Bank or of its parent shall be directly accountable to and under the jurisdiction of the Board of Directors and, if applicable, its designated committee, acting independently of all officers, agents and employees of the bank. The Auditor shall render reports covering matters in his or her charge regularly and upon request to the Board and, if applicable, its designated committee.

Section 9. Other Officers and Agents.

The Board of Directors may appoint such other officers and agents as it may deem advisable, such as General Counsel, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The functions of a cashier of the Bank may be performed by the Controller or any other officer of the Bank whose area of responsibility includes the function to be performed.

Section 10. Officer in Charge of Wealth Management.

The officer in charge of Wealth Management shall be designated as such by the Board of Directors and shall exercise general supervision and management over the affairs of Private Wealth Management, Institutional Services, and Wealth Management Operations and Support, which groups are responsible for exercise of the Bank’s trust powers. That officer is hereby empowered to appoint all necessary agents or attorneys; also to make, execute and acknowledge all checks, bonds, certificates, deeds, mortgages, notes, releases, leases, agreements, contracts, bills of sale, assignments, transfers, powers of attorney or of substitution, proxies to vote stock, or any other instrument in writing that may be necessary in the purchase, sale, mortgage, lease, assignment, transfer, management or handling, in any way of any property of any description held or controlled by the Bank in any fiduciary capacity. Said officer shall have such other duties and powers as shall be designated by the Board of Directors.

Section 11. Other Officers in Private Wealth Management. Institutional Services, and Wealth Management Operations and Support.

The officer in charge of Wealth Management shall appoint officers responsible for the activities of Private Wealth Management, Institutional Services, and Wealth Management Operations and Support. Various other officers as designated by the officers responsible for the activities of Private Wealth

Management, Institutional Services, and Wealth Management Operations and Support are empowered and authorized to make, execute, and acknowledge all checks, bonds, certificates, deeds, mortgages, notes, releases, leases, agreements, contracts, bills of sale, assignments, transfers, powers of attorney or substitution, proxies to vote stock or any other instrument in writing that may be necessary to the purchase, sale, mortgage, lease, assignments, transfer, management or handling in any way, of any property of any description held or controlled by the Bank in any fiduciary capacity.

Section 12. Removal and Retirement of Officers.

At its pleasure, the Board of Directors may remove any officer from office at any time by a majority vote of the Board of Directors, provided however that the terms of any employment or compensation contract shall be honored according to its terms. An individual’s status as an officer will terminate without the necessity of any other action or ratification immediately upon termination for any reason of the individual’s employment by the Bank.

ARTICLE V. MISCELLANEOUS

Section 1. Certificates of Stock.

Certificates of stock of the Bank shall be signed by the President and the Secretary of the Bank, which signatures may be represented by a facsimile signature. The certificate may be sealed with the seal of the Bank or an engraved or printed facsimile thereof. The certificate represents the number of shares of stock registered in certificate form owned by such holder.

Section 2. Lost Certificates.

In case of the loss or destruction of any certificate of stock, the holder or owner of same shall give notice thereof to the Chief Executive Officer, the President, any Senior Executive Vice President, or the Secretary of the Bank and, if such holder or owner shall desire the issue of a new certificate in the place of the one lost or destroyed, he or she shall make affidavit of such loss or destruction and deliver the same to any one of said officers and accompany the same with a bond with surety satisfactory to the Bank to indemnify the Bank and save it harmless against any loss, cost or damage in case such certificate should thereafter be presented to the Bank, which affidavit and bond shall be, at the discretion of the deciding party listed in this Section 2, unless so ordered by a court having jurisdiction over the matter, approved or rejected by the Board of Directors or by the Chief Executive Officer or by the President or a Senior Executive Vice President before the issue of any new certificate.

Section 3. Transfer of Shares.

Title to a certificate and to the shares represented thereby can be transferred only by delivery of the certificate endorsed either in blank or to a specified person by the person appearing by the certificate to be the owner of the shares represented thereby, or by delivery of the certificate and a separate document containing a written assignment of the certificate or a power of attorney to sell, assign, or transfer the same or the shares represented thereby, signed by the person appearing by the certificate to be the owner of the shares represented thereby. Such assignment or power of attorney may be either in blank or to a specified person.

Section 4. Fractional Shares.

No fractional part of a share of stock shall be issued by the Bank.

Section 5. Stockholders Record Date.

In order that the Bank may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Dividends.

Subject to the provisions of the Articles of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the Bank as and when they deem expedient. Before declaring any dividend there may be set apart out of any fund of the Bank available for dividends, such sum or sums as the Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Directors shall deem conducive to the interests of the Bank. No dividends shall be declared which exceed the amounts authorized by applicable laws and regulations or are otherwise contrary to law.

Section 7. Seal.

The Bank may have a corporate seal, which shall have the name of the Bank inscribed thereon and shall be in such form as proscribed by the Board of Directors from time to time. The seal may also include appropriate descriptors, such as the words: “An Alabama Banking Corporation”. The Secretary of the Bank shall have custody of the seal and is authorized to affix the same to instruments, documents, and papers as required by law or as customary or appropriate in the Secretary’s judgment and discretion. Without limiting the general authority of the Board of Directors of the Bank to name, appoint, remove, and define the duties of officers of the Bank, the Secretary is further authorized to cause reproductions of the seal to be made, distributed to, and used by officers and employees of the Bank whose duties and responsibilities involve the execution and delivery of instruments, documents, and papers bearing the seal of the Bank. In this regard, the Secretary is further authorized to establish, implement, interpret, and enforce policies and procedures governing the use of the seal and the authorization by the Secretary of officers and employees of the Bank to have custody of and to use the seal. Such policies and procedures may include (i) the right of the Secretary to appoint any Bank employee as an Assistant Secretary of the Bank, if such appointment would, in the Secretary’s judgment, be convenient with respect to such employee’s custody and use of a seal and/or (ii) the right of the Secretary to authorize Bank employees to have and use seals as delegates of the Secretary without appointing such employees as Assistant Secretaries of the Bank.

Section 8. Fiscal Year.

The fiscal year of the Bank shall be the calendar year.

Section 9. Checks, Drafts, Transfers, etc.

The Chief Executive Officer, the President, any Regional or Local President, any vice president or director, any Assistant Vice President, any Branch Manager or any other employee designated by the Board of Directors, is authorized and empowered on behalf of the Bank and in its name to sign and endorse checks and warrants, to draw drafts, to issue and sign cashier’s checks, to guarantee signatures, to give receipts for money due and payable to the Bank, to sell, assign and transfer shares of capital stock, bonds, or other personal property or securities standing in the name of or held by the Bank, whether in its own right or in any fiduciary capacity, and to make or join in such consents, requests or commitments with respect to the same as may be appropriate or authorized as to the holder thereof, and to sign such other papers and do such other acts as are necessary in the performance of his or her duties. The authority conveyed to any employee designated by the Board of Directors may be limited by general or specific resolution of the Board of Directors.

Section 10. Notice and Waiver of Notice.

Whenever any notice whatever is required to be given under the provisions of any law or under the provisions of the Articles of Incorporation of the Bank or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business at the meeting because the meeting is not lawfully called or convened.

Section 11. Right of Indemnity.

To the full extent provided for and in accordance with the Alabama Business Corporation Law, and specifically Section 10A-2-8.50 et seq. of the Code of Alabama (1975), or any statute amendatory or supplemental thereof (the “Corporation Law”), the Bank shall indemnify and hold harmless each Director or officer now or hereafter serving the Bank against any loss and reasonable expenses actually and necessarily incurred by him or her in connection with the defense of any claim, or any action, suit or proceeding against him or her or in which he or she is made a party, by reason of his or her being or having been a Director or officer of the Bank, or who, while a Director or officer of the Bank, is or was serving as at the Bank’s request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. Such right of indemnity shall not be deemed exclusive of any other rights to which such Director or officer may be entitled under any statute, article of incorporation, rule of law, other bylaw, agreement, vote of stockholders or directors, or otherwise. Nor shall anything herein contained restrict the right of the Bank to indemnify or reimburse any officer or Director in any proper case even though not specifically provided for herein.

Notwithstanding anything to the contrary, the Bank shall not make or agree to make any indemnification payment to a Director or officer or any other institution affiliated party (as such term is defined in 12 CFR §359.1) with respect to (i) any civil money penalty or judgment resulting from any administrative or civil action instituted by any federal banking agency, except in full compliance with 12 CFR Part 359, (ii) any assessment, order of restitution, penalty, or similar liability imposed under authority of the Alabama Banking Code, or (iii) any liability for violation of Section 10A-2-8.33 of the Corporation Law.

In advance of final disposition, the Bank may, but is not required to, pay for or reimburse the reasonable expenses incurred by a person who may become eligible for indemnification under this Article V, provided the conditions set forth in Section 10A-2-8.53 of the Corporation Law (and, if applicable, 12 CFR § 359.5) shall have been satisfied.

The Bank may purchase and maintain insurance on behalf of said Directors or officers against liability asserted against or incurred by a Director or officer acting in such capacity as described in these By-Laws. Such insurance coverage shall not be used to pay or reimburse a person for the cost of (i) any judgment or civil money penalty assessed against such person in an administrative proceeding or civil action commenced by any federal banking agency or (ii) any assessment or penalty imposed under authority of the Alabama Banking Code. Such insurance coverage may be used to pay any legal or professional expenses incurred in connection with such proceeding or action or the amount of any restitution to the Bank. Any insurance coverage of legal or professional expenses will be coordinated with the Bank’s determination whether to advance expenses in advance of final disposition, taking into account the terms and conditions of the coverage and the requirements of Section 10A-2-8.53 of the Corporation Law.

Section 12. Execution of Instruments and Documents.

The Chief Executive Officer; the President; any Regional or Local President; any Senior Executive Vice President, Executive Vice President, Senior Vice President, or Vice President; or any officer holding the title of Executive Managing Director, Managing Director, or Director is authorized, in his or her discretion, to do and perform any and all corporate and official acts in carrying on the business of the Bank, including, but not limited to, the authority to make, execute, acknowledge, accept and deliver any and all deeds, mortgages, releases, bills of sale, assignments, transfers, leases (as lessor or lessee), powers of attorney or of substitution, servicing or sub-servicing agreements, vendor agreements, proxies to vote stock or any other instrument in writing that may be necessary in the purchase, sale, lease, assignment, transfer, discount, management or handling in any way of any property of any description held, controlled or used by Bank or to be held, controlled or used by Bank, either in its own or in its fiduciary capacity and including the authority from time to time to open bank accounts with the Bank or any other institution, to borrow money in such amounts for such lengths of time, at such rates of interest and upon such terms and conditions as any said officer may deem proper and to evidence the indebtedness thereby created by executing and delivering in the name of the Bank promissory notes or other appropriate evidences of indebtedness, and to guarantee the obligations of any subsidiary or affiliate of the Bank. The enumeration herein of particular powers shall not restrict in any way the general powers and authority of said officers.

By way of example and not limitation, such officers of the Bank are authorized to execute, accept, deliver and issue, on behalf of the Bank and as binding obligations of the Bank, such agreements and instruments as may be within the officer’s area of responsibility, including, as applicable, agreements and related documents (such as schedules, confirmations, transfers, assignments, acknowledgments, and other documents) relating to derivative transactions, loan or letter of credit transactions, syndications, participations, trades, purchase and sale or discount transactions, transfers and assignments, servicing and sub-servicing agreements, vendor agreements, securitizations, and transactions of whatever kind or description arising in the conduct of the Bank’s business.

The authority to execute and deliver documents, instruments and agreements may be limited by resolution of the Board of Directors, by a committee of the Board of Directors, by the Chief Executive Officer, or by the President, by reference to subject matter, category, amount, geographical location, or any other criteria, and may be made subject to such policies, procedures and levels of approval as may be adopted or amended from time to time.

Section 13. Voting Bank’s Securities.

Unless otherwise ordered by the Board of Directors, the Chief Executive Officer, the President, any Executive Vice President or Executive Managing Director or above, the Controller, the Bank’s General Counsel, and any other officer as may be designated by the Board of Directors shall have full power and authority on behalf of the Bank to attend, and to act and to vote, and to execute a proxy or proxies empowering others to attend, and to act and to vote, at any meetings of security holders of any of the corporations in which the Bank may hold securities and, at such meetings, such officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities which, as the owner thereof, the Bank might have possessed and exercised, if present.

Section 14. Bonds of Officers and Employees.

The Board of Directors shall from time to time designate the officers and employees who shall be required to give bond and fix the amounts thereof.

Section 15. Satisfaction of Loans.

On payment of sums lent, for which security shall have been taken either by way of mortgage or other lien on real or personal property or by the pledge of collateral, whether said loans have been made from funds of the Bank or from funds held in fiduciary capacity, any officer of the Bank shall have the power and authority to enter the fact of payment or satisfaction on the margin of the record of any such security or in any other legal manner to cancel such indebtedness and to release said security, and the Chief Executive Officer or the President or any Regional or Local President or any vice president or director of the Bank shall have power and authority to execute a power of attorney authorizing the cancellation, release or satisfaction of any mortgage or other security given to the Bank in its corporate or fiduciary capacity, by such person as he or she may in his or her discretion appoint.

Section 16. Emergencies.

In the event of an emergency declared by the President of the United States or the person performing his or her functions, the officers and employees of this Bank will continue to conduct the affairs of the Bank under such guidance from the Directors as may be available except as to matters which by statute require specific approval of the Board of Directors and subject to conformance with any governmental directives or directives of the Federal Deposit Insurance Corporation during the emergency.

ARTICLE VI. AMENDMENTS

Except as otherwise provided herein or in the Articles of Incorporation of the Bank, these By-Laws may be amended or repealed by the affirmative vote of a majority of the Directors then holding office at any regular or special meeting of the Board of Directors, and the stockholders may make, alter or repeal any By-Laws, whether or not adopted by them.

Exhibit 6 to Form T-1

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, Regions Bank hereby consents that reports of examination of Regions Bank by Federal, State, Territorial or District regulatory authorities may be furnished by such regulatory authorities to the Securities and Exchange Commission upon request therefor.

Dated: March 3, 2017

REGIONS BANK

	By:	/s/ Wallace Duke
Wallace Duke
Vice President

Exhibit 7 to Form T-1

[REPORT OF CONDITION FOR PERIOD ENDING December 31, 2016]

REGIONS BANK RSSD-ID 233031 Last Updated on 1/30/2017	FFIEC 031 Report Date 12/31/2016 17

Schedule RC - Balance Sheet

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin[1]	RCFD0081	1,930,942	1.a.
b. Interest-bearing balances[2]	RCFD0071	3,581,119	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	1,361,612	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	23,716,212	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	0	3.a.
b. Securities purchased under agreements to resell[3]	RCFDB989	15,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	718,132	4.a.
b. Loans and leases, net of unearned income	RCFDB528	80,093,973	4.b.
c. LESS: Allowance for loan and lease losses	RCFD3123	1,090,815	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCFDB529	79,003,158	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	367,777	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	1,945,006	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	100,111	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	0	8.
9. Direct and indirect investments in real estate ventures	RCFD3656	0	9.
10. Intangible assets:			10.
a. Goodwill	RCFD3163	4,264,414	10.a.
b. Other intangible assets (from Schedule RC-M)	RCFD0426	528,351	10.b.
11. Other assets (from Schedule RC-F)	RCFD2160	7,508,187	11.
12. Total assets (sum of items 1 through 11)	RCFD2170	125,042,021	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	100,217,552	13.a.
1. Noninterest-bearing[4]	RCON6631	37,388,097	13.a.1.
2. Interest-bearing	RCON6636	62,629,455	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	186,095	13.b.
1. Noninterest-bearing	RCFN6631	0	13.b.1.
2. Interest-bearing	RCFN6636	186,095	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices[5]	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase[6]	RCFDB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	18,523	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	5,116,347	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures[1]	RCFD3200	1,144,265	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	2,263,401	20.

1.	Includes cash items in process of collection and unposted debits.
2.	Includes time certificates of deposit not held for trading.
3.	Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.
4.	Includes noninterest-bearing demand, time, and savings deposits.
5.	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
6.	Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
1.	Includes limited-life preferred stock end related surplus.

REGIONS BANK	FFIEC 031
RSSD-ID 233031	Report Date 12/31/2016
Last Updated on 1/30/2017	18

Dollar amounts in thousands
21. Total liabilities (sum of items 13 through 20)	RCFD2948	108,946,183	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	0	23.
24. Common stock	RCFD3230	103	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	16,462,834	25.
26 .Not available			26.
a. Retained earnings	RCFD3632	183,614	26.a.
b. Accumulated other comprehensive income[2]	RCFDB530	-550,713	26.b.
c. Other equity capital components[3]	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	16,095,838	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	16,095,838	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	125,042,021	29.
Memoranda

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2016

	RCFD6724	NR	M.1.
2. Bank’s fiscal year-end date	RCON8678	NR	M.2.

2.	Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments.
3.	Includes treasury stock and unearned Employee Stock Ownership Plan shares.